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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   July 13, 1999
---------------------------------
(Date of earliest event reported)

                   TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
          ON BEHALF OF THE TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

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             CALIFORNIA                             333-76505                              33-036836


    (State or Other Jurisdiction             (Commission File Number)         (I.R.S. Employer Identification No.)
         of Incorporation)
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                           19001 South Western Avenue
                           Torrance, California 90509
                    ----------------------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code: (310) 468-7332

ITEM 5. OTHER EVENTS

                  Attached as Exhibit 99.1 to this Current Report is certain material (a Collateral and Structural Term Sheet) circulated by Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co., Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., and Salomon Smith Barney Inc., in connection with the Registrant's offering of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes (collectively, the "Notes"). The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Notes has been registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-76505) (the "Registration Statement"). This Collateral and Structural Term Sheet will be incorporated by reference in the Registration Statement.

                  Any statement or information contained in the Collateral and Structural Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b) Not applicable.

(c)  Exhibit

Exhibit 99.1 Collateral and Structural Term Sheet.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION


                                   By: /s/ LLOYD MISTELE
                                      ---------------------------------------
                                     Name:    Lloyd Mistele
                                     Title:   President

Date: July 13, 1999


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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

EXHIBIT NO.                  DESCRIPTION                               PAGE
-----------                  -----------                               ----
99.1             Collateral and Structural Term Sheet